Kintara Stockholders: Vote Now! Polls close on September 19th at 11:59 pm ET to vote on the proposals to allow for completion of the proposed merger of @Kintara_Thera with @TuHURABio.

Vote here: https://bit.ly/4d9yjxh
#Vote #BiotechMerger $KTRA



KINTARA
Therapeutics
NASDAQ: KTRA | kintara.com
TuHURA
biosciences
tuhurabio.com
KINTARA STOCKHOLDERS
Vote to approve the proposals in order to allow for completion of the proposed merger with Kintara and TuHURA Biosciences
Vote Before 11:59 PM ET on September 19th!

Kintara Stockholders: We need your vote to approve the proposals to allow for completion of the proposed merger of @Kintara_Thera with @TuHURABio to continue Kintara's clinical trial in cutaneous metastatic #breastcancer.

Vote here: https://bit.ly/4d9yjxh
$KTRA



TuHURA biosciences
KINTARA Therapeutics
Kintara Stockholders:
We need your vote to continue Kintara's important study in cutaneous metastatic breast cancer
tuhurabio.com
NASDAQ: KTRA
kintara.com

Be Sure to Vote! @Kintara_Thera to hold special meeting to obtain Kintara stockholder approval of the proposals to allow for completion of the proposed merger with @TuHURABio. Vote before 11:59 pm ET on September 19th!

Vote here: https://bit.ly/4d9yjxh
#BiotechMerger $KTRA



VOTE BEFORE 9/19 AT 11:59 PM ET
Kintara Stockholders
Be sure to vote FOR the proposals to allow for the completion of the proposed merger with Kintara and TuHURA Biosciences
KINTARA Therapeutics
NASDAQ: KTRA | kintara.com
TuHURA biosciences
tuhurabio.com

Kintara Stockholders: We are counting on you for your vote FOR the proposals to allow for completion of the proposed merger of @Kintara_Thera with @TuHURABio to continue this important study in CMBC.

Please vote now: https://bit.ly/4d9yjxh
#Vote #BiotechMerger $KTRA


tuhurabio.com
TuHURA biosciences
KINTARA Therapeutics
~40,000 PEOPLE
With Cutaneous Metastatic Breast Cancer are in Need of Therapeutic Options*
We encourage Kintara stockholders to VOTE NOW!
NASDAQ: KTRA
kintara.com

Polls Close Today! Kintara Stockholders: Make sure to vote FOR the proposals to allow for completion of the proposed merger of @Kintara_Thera with @TuHURABio. Vote before 11:59 pm ET tonight!

Vote here: https://bit.ly/4d9yjxh
#Vote #BiotechMerger $KTRA

POLLS CLOSE TODAY!

Kintara stockholders: Vote FOR the proposals to allow for completion of the proposed merger of Kintara and TuHURA Biosciences before September 19th at 11:59 PM ET

KINTARA
Therapeutics
NASDAQ: KTRA | kintara.com

TuHURA
biosciences
tuhurabio.com